EXHIBIT (A)(6)

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
Form W-9
(Rev. December 1996)         |                          REQUEST FOR TAXPAYER                              |    GIVE FORM TO THE
                             |                IDENTIFICATION NUMBER AND CERTIFICATION                     |   REQUESTER. DO NOT
Department of the Treasury   |                                                                            |    SEND TO THE IRS.
Internal Revenue Service     |                                                                            |
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Please print   Name (If a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page 2.)
or type
               --------------------------------------------------------------------------------------------------------------------
               Business name, if different from above. (See SPECIFIC INSTRUCTIONS on page 2.)


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               Check appropriate box:  [ ] Individual/Sole proprietor  [ ] Corporation  [ ] Partnership  [ ] Other >_______________
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                Address (number, street, and apt. or suite no.)                      |  Requester's name and address (optional)
                                                                                     |
                                                                                     |
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                City, state, and ZIP code                                            |
                                                                                     |
               ----------------------------------------------------------------------|---------------------------------------------
PART I          TAXPAYER IDENTIFICATION NUMBER (TIN)                                 | List account number(s) here (optional)
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Enter your TIN in the appropriate box. For                                           |
individuals, this is your social security number    ------------------------------   |
(SSN). However, if you are a resident alien OR a    |Social Security Number      |   |
sole proprietor, see the instructions on page 2.    |  |  |  -  |  -  |  |  |    |   |
For other entities, it is your employer             |  |  |  |  |  |  |  |  |    |   |
identification number (EIN). If you do not have a   ------------------------------   |---------------------------------------------
number, see HOW TO GET A TIN on page 2.                          OR                  | Part II   FOR PAYEES EXEMPT FROM BACKUP
NOTE: If the account is in more than one name,      -------------------------------- |           WITHHOLDING (See the instructions
see the chart on page 2 for guidelines on whose     |Employer Identification Number| |           on page 2.)
number to enter                                     |  |  |  -  |  -  |  |  |  |   | |---------------------------------------------
                                                    |  |  |  |  |  |  |  |  |  |   | | >

                                                    -------------------------------- | >
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PART III   CERTIFICATION
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Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.-You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
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Sign |
Here | Signature>                                               Date>
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PURPOSE OF FORM.- A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

  Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

  1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued).

  2. Certify you are not subject to backup withholding, or

  3. Claim exemption from backup withholding if you are an exempt payee.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING?- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive WILL be subject to backup withholding if:

  1. You do not furnish your TIN to the requester, or

  2. The IRS tells the requester that you furnished an incorrect TIN, or

  3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

  5. You do not certify your TIN when required. See the Part III instructions on page 2 for details.

  Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN.- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.- Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

MISUSE OF TINs.- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

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                                Cat. No. 10231X            Form W-9 (Rev. 12-96)

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Form W-9 (Rev. 12-96)                                                     Page 2
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SPECIFIC INSTRUCTIONS

NAME.- If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  Sole Proprietor.- You must enter your INDIVIDUAL name as shown on your social security card. You must enter your business, trade, or "doing business as" name on the BUSINESS NAME line.

  Other Entities.- Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

PART I- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

NOTE: See the chart on this page for further clarification of name and TIN combinations.

HOW TO GET A TIN.- If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

  If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PART II-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III-CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5. MORTGAGE INTEREST PAID TO YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.


WHAT NAME AND NUMBER TO GIVE THE REQUESTER

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FOR THIS TYPE OF ACCOUNT:            |  GIVE NAME AND SSN OF:
------------------------------------------------------------------
 1. Individual                       | The individual
                                     |
 2. Two or more                      | The actual owner of the
    individuals (joint               | account or, if combined
    account)                         | funds, the first individual
                                     | on the account(1)
                                     |
 3. Custodian account of             | The minor(2)
    a minor (Uniform Gift            |
    to Minors Act)                   |
                                     |
 4. a. The usual                     | The grantor-trustee(1)
       revocable savings             |
       trust (grantor is             |
       also trustee)                 |
                                     |
    b. So-called trust               | The actual owner(1)
       account that is not           |
       a legal or valid trust        |
       under state law               |
                                     |
 5. Sole proprietorship              | The owner(3)
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FOR THIS TYPE OF ACCOUNT:           |  GIVE NAME AND EIN OF:
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 6. Sole proprietorship             |  The owner(3)
                                    |
 7. A valid trust, estate, or       |  Legal entity(4)
    pension trust                   |
                                    |
 8. Corporate                       | The corporation
                                    |
 9. Association, club,              | The organization
    religious, charitable,          |
    educational, or other           |
    tax-exempt                      |
    organization                    |
                                    |
10. Partnership                     | The partnership
                                    |
11. A broker or registered          | The broker or nominee
    nominee                         |
                                    |
12. Account with the                | The public entity
    Department of                   |
    Agriculture in the name         |
    of a public entity (such        |
    as a state or local             |
    government, school              |
    district, or prison) that       |
    receives agricultural           |
    program payments                |
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(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.